                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                         Sturm, Ruger & Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          STURM, RUGER & COMPANY, INC.
                        SOUTHPORT, CONNECTICUT 06490 USA

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 11, 2000

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of STURM, RUGER & COMPANY, INC. (the "Company") will be held at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 on the 11th day of May, 2000 at 10:30 a.m. for the purpose of considering and acting upon the following:

     1. The election of nine (9) Directors to serve for the ensuing year.

     2. The approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the 2000 fiscal year.

     3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only holders of record of Common Stock at the close of business on March 15, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting, at the Company's offices located at 411 Sunapee Street, Newport, New Hampshire 03773.

                                          By Order of the Board of Directors

                                          Leslie M. Gasper
                                          Corporate Secretary

Southport, Connecticut
March 27, 2000

     All Stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please date, mark and sign the enclosed form of Proxy and return it to Harris Trust & Savings Bank, P.O. Box A3800, Chicago, Illinois 60690-9608. A postage-paid envelope is enclosed for your convenience.

                                                                  March 27, 2000

STURM, RUGER & COMPANY, INC.
LACEY PLACE, SOUTHPORT, CONNECTICUT 06490
PROXY STATEMENT
2000 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturm, Ruger & Company, Inc. (the "Company") for use at the 2000 Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:30 a.m. on May 11, 2000 at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are first being sent to stockholders on or about March 27, 2000.

     The mailing address of the principal executive office of the Company is Lacey Place, Southport, Connecticut 06490.

     If the enclosed proxy is signed and returned, it will be voted in accordance with its terms. However, a stockholder of record may revoke his or her proxy before it is exercised by (i) giving written notice to the Company's Secretary at the Company's address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company's Secretary at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy). All expenses in connection with the solicitation of these proxies will be borne by the Company.

     The Annual Report of the Company for the year ended December 31, 1999, including financial statements, is enclosed herewith.

     Only holders of Common Stock of record at the close of business on March 15, 2000 will be entitled to vote at the Meeting. Each holder of record of the issued and outstanding shares of voting Common Stock, $1.00 par value, of the Company (the "Common Stock") is entitled to one vote per share. As of March 15, 2000, 26,910,720 shares of Common Stock were issued and outstanding. The stockholders holding a majority of the issued and outstanding Common Stock, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. The election of Directors requires a plurality of the votes at the Meeting at which a quorum is present. Abstentions and broker non-votes will be counted as being present at the Meeting, with the result that abstentions and broker non-votes will have the same effect as votes against the election of Directors and against the approval of Ernst & Young LLP as the Company's independent auditors for the 2000 fiscal year.

                             ELECTION OF DIRECTORS

     Nine Directors will be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and has qualified.

     All of the nominees for Director were elected at the last Annual Meeting. If no contrary instructions are indicated, proxies will be voted for the election of the nominees for Director. Should any of the said nominees for Director not remain a candidate at the time of the Meeting (a condition which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees for Director selected by management of the Company. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of Directors.

     The following table sets forth certain information concerning each nominee's age, principal occupation, other directorships in publicly-held corporations and the number and percentage of shares of Common Stock of the Company beneficially owned by such nominee as of February 1, 2000.

                                         BUSINESS EXPERIENCE              FIRST        SHARES          PERCENT
                                     DURING THE PAST FIVE YEARS         BECAME A    BENEFICIALLY         OF
          NAME            AGE          AND OTHER DIRECTORSHIPS          DIRECTOR       OWNED            CLASS
          ----            ---   -------------------------------------   ---------   ------------       -------
William B. Ruger          83    Chairman of the Board, Chief            January,     4,814,896(1)       17.89%
                                Executive Officer and Treasurer.        1949
                                President of the Company from
                                1949-1990.
William B. Ruger, Jr.(2)  60    Vice Chairman and Senior Executive      March,       6,896,000(1),(3)   25.63%
                                Officer. Also President and Chief       1970
                                Operating Officer of the Company as
                                of March 1, 1998. Previously
                                President of the Company from 1991 to
                                July, 1995.
Stephen L. Sanetti        50    General Counsel of the Company since    March,          32,002(4)           *
                                1980. Vice President of the Company     1998
                                since 1993. Director of the Product
                                Liability Advisory Council, a
                                non-profit organization.
John M. Kingsley, Jr.     68    Director of the Neurological            April,           4,160              *
                                Institute of New Jersey. Trustee of     1972
                                Brundge, Story and Rose Investment
                                Trust. Retired as Executive Vice
                                President of the Company effective
                                December 31, 1996.
Townsend Hornor           73    Director of Nickerson Lumber Company.   April,           3,200              *
                                                                        1972
Stanley B. Terhune        74    Consultant to the Company. Retired as   January,         5,800(5)           *
                                Vice President of the Company           1975
                                effective January 31, 1992.
Richard T. Cunniff        77    Vice Chairman and Director of the       December,       25,500(6)           *
                                Sequoia Fund, an investment company     1986
                                registered under the Investment
                                Company Act of 1940. Vice Chairman
                                and Principal of Ruane, Cunniff &
                                Co., Inc., an investment adviser
                                registered under the Investment
                                Advisers Act of 1940.

                                         BUSINESS EXPERIENCE              FIRST        SHARES          PERCENT
                                     DURING THE PAST FIVE YEARS         BECAME A    BENEFICIALLY         OF
          NAME            AGE          AND OTHER DIRECTORSHIPS          DIRECTOR       OWNED            CLASS
          ----            ---   -------------------------------------   ---------   ------------       -------
Paul X. Kelley            71    Partner, J. F. Lehman & Company         April,           2,000(7)           *
                                (private investments). Vice Chairman,   1990
                                Cassidy & Associates Inc. (government
                                relations) from 1989-1998. Commandant
                                of the Marine Corps and member of the
                                Joint Chiefs of Staff from 1983-1987.
                                Director of Extant, Inc.
                                (telecommunications), London Life
                                Reinsurance Company (reinsurance),
                                Park Place Entertainment Corporation
                                (gaming), Saul Centers Inc. (real
                                estate investment trust), UST, Inc.
                                (tobacco products and wine), and The
                                Wackenhut Corporation (security
                                services).
James E. Service          69    Consultant, PGGR/Russell                July,            1,000              *
                                Inc.(investment management).            1992
                                Commander, U.S. Naval Air Force,
                                Pacific Fleet, from 1985-1987.
                                Director of Wood River Medical
                                Center, Ketchum, Idaho from
                                1992-1996.

---------------
  * Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which Mr. Ruger is the sole limited partner and Ruger Management, Inc. is the sole general partner. Ruger Management, Inc. is collectively owned by Mr. Ruger, William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger). Messrs. Ruger, Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 542,896 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.

(2) Son of William B. Ruger.

(3) Includes 4,272,000 shares of Common Stock as disclosed in footnote (1) above. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr., and 1,824,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such 2,624,000 shares.

(4) Includes two shares owned by Mr. Sanetti's daughter.

(5) Mr. Terhune owns 800 of the shares in joint tenancy with his wife. The remaining 5,000 shares are held by Mr. Terhune as trustee of a revocable trust for the benefit of Mr. Terhune and his spouse.

(6) Does not include 25,500 shares of Common Stock owned by Mr. Cunniff's wife as to which Mr. Cunniff disclaims beneficial ownership. Mr. Cunniff is the Vice Chairman, a director and a principal stockholder of Ruane, Cunniff & Co., Inc., which manages discretionary accounts and which holds 264,803 shares of Common Stock. The firm of Ruane, Cunniff & Co., Inc. is able to direct the sale or disposition of the 264,803 shares; however, 24,700 shares may be voted by Ruane, Cunniff & Co., Inc. and 240,103 shares may be voted only by their beneficial owners. Mr. Cunniff disclaims beneficial ownership of such 264,803 shares.

(7) General Kelley owns 800 of the shares in joint tenancy with his wife.

                  DIRECTOR COMPENSATION AND INFORMATION ABOUT
                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company pays each Director who is not also an officer of the Company $13,000 in annual fees for services as a member of the Board of Directors. Each Director who is also an officer receives $6,000 in annual fees. Each Director also receives an attendance fee of $500 per meeting and is reimbursed for out-of-pocket expenses related to attendance at meetings. The fees paid to a Director for his services as a member of the Board of Directors do not include any compensation payable to such Director in connection with service by such Director on any of the committees of the Board.

     The Company does not have a nominating committee or a committee performing a similar function. The function of a nominating committee is performed by the entire Board of Directors.

     In 1999, the members of the Audit Committee were Townsend Hornor, Richard
T. Cunniff and Paul X. Kelley, who replaced William B. Ruger, Jr. as a member of the Committee on May 13, 1999. The Audit Committee recommends the engagement of the independent auditors, reviews the arrangement and scope of the audit and considers comments made by the independent auditors. In addition to out-of-pocket expenses related to attendance at meetings, Messrs. Hornor and Cunniff each received $1,000, and Messrs. Kelley and Ruger, Jr. each received $500, for services rendered on such Committee in 1999. The Audit Committee held two meetings during 1999.

     In 1999, the members of the Compensation Committee were Paul X. Kelley, who replaced William B. Ruger as a member of the Committee on May 13, 1999, Richard
T. Cunniff and James E. Service. Mr. Ruger is the Chairman of the Board, Chief Executive Officer and Treasurer of the Company. The function of the Compensation Committee is to fix the salaries and bonuses of the executive officers of the Company. Except for out-of-pocket expenses related to attendance at meetings, Messrs. Kelley, Ruger, Cunniff and Service did not receive compensation for services rendered on such committee in 1999. The Compensation Committee did not meet during 1999.

     The Board of Directors held four meetings during 1999. All Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors. With the exception of Richard T. Cunniff, who did not attend the Audit Committee meetings, all Directors attended all meetings held by all committees of the Board on which each such Director served.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the compensation for calendar years 1999, 1998 and 1997 for the Company's Chief Executive Officer and the three highest paid executive officers other than the Chief Executive Officer whose salary and bonus exceed $100,000.

                                               ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                         --------------------------------   -----------------------------------
                                                                  OTHER                  SECURITIES      ALL
                                                                 ANNUAL     RESTRICTED   UNDERLYING     OTHER
                                                                 COMPEN-      STOCK        OPTION      COMPEN-
                                         SALARY(1)    BONUS     SATION(2)     AWARDS     AWARDS(3)    SATION(4)
NAME AND PRINCIPAL POSITION       YEAR       $          $           $           $            #            $
---------------------------       ----   ---------   --------   ---------   ----------   ----------   ---------
William B. Ruger --               1999   $333,000    $      0    $     0        $0              0      $ 5,482(5)
  Chairman of the Board of        1998    333,000           0          0         0              0        8,829(6)
  Directors, Chief Executive      1997    332,500           0          0         0              0        4,512
  Officer, Treasurer and
    Director
William B. Ruger, Jr. --          1999   $233,500    $125,000    $ 7,553        $0              0      $35,502(5)
  Vice Chairman, Senior
    Executive                     1998    234,000      92,000      7,553         0        250,000       34,650
  Officer, President and
    Director                      1997    199,000     120,000      3,486         0              0       29,400
Stephen L. Sanetti --             1999   $183,000    $ 95,000    $22,148        $0              0      $26,816(5)
  Vice President, General
    Counsel                       1998    181,500      72,000     22,148         0        200,000       26,598
  and Director                    1997    140,000      80,000     17,273         0              0       21,348
Erle G. Blanchard --              1999   $140,000    $ 75,000    $17,273        $0              0      $70,728(5),(7)
  Vice President and Controller   1998    140,000      49,000     17,273         0        200,000       72,024(7)
                                  1997    125,000      50,000     15,183         0              0       61,260(7)

---------------
(1) Includes Director's Fees.

(2) The amounts set forth in this column represent "gross-ups" for taxes incurred on benefits received pursuant to the Company's Supplemental Executive Profit Sharing Plan (the "Supplemental Plan").

(3) The amounts set forth in this column represent stock options awarded pursuant to the Company's 1998 Stock Incentive Plan. This plan was adopted by the Board of Directors on October 28, 1998 and approved by the Company's stockholders on May 13, 1999. No awards have been granted under the plan since December 31, 1998.

(4) The amounts set forth in this column represent benefits received pursuant to the Company's Salaried Employees' Profit Sharing Plan, Supplemental Plan, and taxable premiums paid by the Company for group term life insurance for the named individuals, respectively, as follows: William B. Ruger, 1999 -- $0, $0 and $3,492, 1998 -- $0, $0 and $4,512, 1997 -- $0, $0 and $4,512;
    William B. Ruger, Jr., 1999 -- $24,000, $9,750 and $972, 1998 -- $24,000,
    $9,750 and $900, 1997 -- $24,000, $4,500 and $900; Stephen L. Sanetti,
    1999 -- $2,400, $23,850 and $369, 1998 -- $2,400, $23,850 and $348, 1997 --
    $2,400, $18,600 and $348; Erle G. Blanchard, 1999 -- $2,400, $18,600 and
    $426, 1998 -- $2,400, $18,600 and $576, 1997 -- $2,400, $16,350 and $576.

(5) The amounts set forth in this column also include the taxable value and "gross-ups" for taxes for Company products given to the named individuals during 1999, respectively, as follows: William B. Ruger, $1,404 and $586; William B. Ruger, Jr., $550 and $230; Stephen L. Sanetti, $130 and $67; and Erle G. Blanchard, $130 and $67.

(6) The amounts set forth in this column for William B. Ruger also include $2,700 in taxable value and $1,617 in "gross-up" for taxes related to this value, of a Company vehicle leased to Mr. Ruger during 1998.

(7) The amounts set forth in this column for Erle G. Blanchard also include the taxable value of moving expenses and "gross-ups" for taxes related to moving expenses reimbursed to Mr. Blanchard, respectively, as follows:
    1999 -- $32,721 and $16,384, 1998 -- $28,535 and $21,913, 1997 -- $23,636
    and $18,298.

                          BOARD COMPENSATION COMMITTEE

                        REPORT ON EXECUTIVE COMPENSATION

     William B. Ruger, the Chairman of the Board, Chief Executive Officer and Treasurer of the Company, has primary responsibility for setting the compensation of executive officers. In making decisions in this regard, Mr. Ruger considers such factors as the individual performance of the officer, the time elapsed since the officer's last increase in compensation and the overall performance of the Company. Despite the success of the Company over the past three years, Mr. Ruger's salary has not been increased during that time period. The Compensation Committee and the Board of Directors as a whole have ultimate responsibility for executive compensation. Mr. Ruger does not participate in matters regarding his own compensation.

     The Compensation Committee has not yet adopted a policy with respect to qualification of executive compensation in excess of $1 million per individual for deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The Compensation Committee currently does not anticipate that the compensation of any executive officer during 2000 will exceed the limits of deductibility for 2000.

                                          Compensation Committee

                                          Paul X. Kelley
                                          Richard T. Cunniff
                                          James E. Service

                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

     William B. Ruger, the Chairman of the Board, Chief Executive Officer and Treasurer of the Company, served on the Compensation Committee until May 13, 1999.

                           1998 STOCK INCENTIVE PLAN

     The Company's 1998 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company, effective October 28, 1998, subject to the approval of such adoption by the stockholders of the Company. The Plan was approved by the Company's stockholders on May 13, 1999. Pursuant to the Plan, certain employees of the Company may be awarded stock options or stock appreciation rights. A maximum of 2,000,000 shares of Common Stock of the Company are authorized for issuance with respect to awards granted under the Plan. The material features of the Plan are described below.

     The purpose of the Plan is to promote the long-term success of the Company by providing financial incentives to key employees who are in positions to make significant contributions toward its success. The Plan is designed to attract individuals of outstanding ability to employment with the Company, to provide key employees with a proprietary interest in the Company, to encourage such employees to continue their employment with the Company and to render superior performance during such employment.

     The Plan is administered by the Stock Incentive Plan Subcommittee of the Compensation Committee (the "Committee") of the Board of Directors, which has authority to determine the employees to whom awards will be granted, the form and amount of the awards, the dates of grant, vesting periods and other terms of each award. The members of the Committee are Richard T. Cunniff and James E. Service.

     The Plan provides for the award of both incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Non-Qualified Options"). A stock option entitles the holder thereof to purchase shares of Common Stock from the Company at a fixed exercise price established at the time the option is granted. The exercise price for any option will not be less than 50% of the fair market value of the number of shares of Common Stock covered by such option as of the date of grant. Notwithstanding the foregoing, the exercise price of an ISO may not be less than 100% of the fair market value of the number of shares of Common Stock covered by such option as of the date of grant. Full payment of the option exercise price must be made by the optionee when an option is exercised. The exercise price may be paid in cash or in such other form as the Committee may approve, including shares of Common Stock valued at their fair market value on the date of option exercise. Options granted under the Plan are exercisable at such time or times and subject to such terms and conditions, including conditions which provide for the vesting of awarded options in periodic installments tied to continuing employment with the Company, as shall be determined by the Committee. No options may be awarded more than ten years after the effective date of the Plan. In addition, no more than 500,000 shares of Common Stock are available for issuance under the Plan to any single individual.

     The Plan also provides for the award of stock appreciation rights. A stock appreciation right entitles the holder thereof to receive payment of an amount equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base measuring price established by the stock appreciation right multiplied by the number of stock appreciation rights being exercised. Such amount is payable in cash, shares of Common Stock or a combination thereof as determined by the Committee. Unlike an option, no payment is required to be made to the Company upon the exercise of a stock appreciation right.

     The following is a summary of certain federal income tax consequences of awards that may be made under the Plan.

     1. ISOs. No federal taxable income should be recognized by the optionee upon the grant or exercise of an ISO. If no disqualifying disposition of the shares of Common Stock acquired upon exercise of an ISO is made within two years of the date of grant of the ISO or within one year after the transfer of the shares to the holder upon the exercise of the ISO, then: (a) upon the sale of the shares, any amount realized in excess of the exercise price of the option will be taxed as long-term capital gain and (b) no deduction will be allowed to the Company for federal income tax purposes. However, the exercise of an ISO may result in an alternative minimum tax liability because, in general, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price will be included in the holder's alternative minimum taxable income. Whether or not a holder would be subject to the alternative minimum tax depends on such holder's tax situation.

             If the holder disposes of the Common Stock acquired upon the exercise of an ISO prior to the expiration of the periods described above, then generally: (a) the holder will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price of the option and (b) the Company will be entitled to deduct any such recognized amount. Any further gain recognized by the holder will be taxed as short-term or long-term capital gain, as the case may be, and will not result in a deduction for the Company.

     2. Non-Qualified Options. Except as noted below, with respect to Non-Qualified Options: (a) no federal taxable income should be recognized by the holder at the time the option is granted; (b) upon exercise of the option, generally the holder recognizes ordinary income in the amount by which the fair market value of the acquired shares on the exercise date exceeds the exercise price; and (c) at disposition, generally, any appreciation (or depreciation) after the date of exercise is treated by the holder either as long-term or short-term capital gain (or loss), depending upon the length of time that the holder has held the shares. Generally, the Company is entitled to an income tax deduction equal to the amount of ordinary income included as compensation in the gross income of the holder for the taxable year of the Company during which the holder recognizes such income. The Company's tax deduction upon exercise of a Non-Qualified Option by certain executive officers may be subject to the limitations of Section 162(m) of the Code if the Non-Qualified Option was granted with an exercise price less than the fair market value of the Common Stock on the date of grant.

     3. Stock Appreciation Rights. No federal taxable income will be recognized by a holder in connection with the grant of a stock appreciation right. Generally, when a stock appreciation right is exercised, the holder will be required to recognize as ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any shares of Common Stock received (unless such stock is subject to certain restrictions). At the time that the holder recognizes ordinary income as a result of the exercise of a stock appreciation right, the Company will be entitled to a deduction for the amount included in the holder's income. If the holder receives Common Stock upon exercise of a stock appreciation right, the post-exercise appreciation will be treated in the same manner discussed above under "Non-Qualified Options."

     4. Special Rules Applicable to Corporate Insiders. Generally, except where an election under Section 83(b) of the Code is made or in the case of ISOs, an individual subject to Section 16(b) of the Securities Exchange Act of 1934 or to restrictions relating to "pooling of interests" accounting who receives Common Stock in connection with an award may not become subject to tax at the times discussed above, but may have the amount of income calculated (and recognized) based on the fair market value at a later date.

     Under the Plan, each holder who has received an award will be required to pay the Company (or otherwise make arrangements satisfactory to the Committee for the payment of) any federal, state, local or other taxes of any kind required by law to be withheld with respect to any such award. The Company has the right to deduct any such taxes from any payment of any kind otherwise due the holder. Further, to the extent permitted by the Committee, a holder may elect to have his or her tax withholding liability satisfied through the delivery of shares of Common Stock.

     On December 31, 1998, the Committee granted nonqualified stock options to purchase an aggregate of 1,470,000 shares of Common Stock to certain key employees of the Company at an exercise price of $11.9375 per share, the closing price of a share of Common Stock on the New York Stock Exchange on that date, subject to the approval of the Plan by the stockholders of the Company. Such options vest and become exercisable in five equal annual installments of 20% of the total number of options awarded to each employee beginning on the first anniversary of the date of grant and on each of the next succeeding four anniversaries thereafter, provided that the holder remains an employee of the Company on each such anniversary. In the event of a change of control of the Company, the options will become fully vested and exercisable. The options may be exercised, to the extent vested, at any time prior to the tenth anniversary of the date of grant as long as the holder is employed by the Company on the date of exercise (or within 30 days of the termination of the holder's employment with the Company due to retirement, death or disability).

     The closing price of the Company's Common Stock as reported on the New York Stock Exchange on February 29, 2000 was $9.75 per share.

                               1999 OPTION GRANTS

     The following table sets forth certain information regarding stock options granted during 1999 by the Company to the executive officers named in the Summary Compensation Table.

                                                                                               POTENTIAL
                                                                                           REALIZABLE VALUE
                                                 INDIVIDUAL GRANTS                            AT ASSUMED
                             ----------------------------------------------------------    INTEREST RATES OF
                             NUMBER OF      PERCENT OF                                        STOCK PRICE
                             SECURITIES    TOTAL OPTIONS                                   APPRECIATION FOR
                             UNDERLYING     GRANTED TO                                      OPTION TERM(3)
                              OPTIONS      EMPLOYEES IN      EXERCISE OR                   -----------------
                             GRANTED(1)     FISCAL YEAR     BASE PRICE(2)    EXPIRATION     @5%       @10%
NAME                             #               %             $/SHARE          DATE         $          $
----                         ----------    -------------    -------------    ----------    ------    -------
William B. Ruger...........      0              0.0%             n/a            n/a         n/a        n/a
William B. Ruger, Jr.......      0              0.0%             n/a            n/a         n/a        n/a
Stephen L. Sanetti.........      0              0.0%             n/a            n/a         n/a        n/a
Erle G. Blanchard..........      0              0.0%             n/a            n/a         n/a        n/a

---------------
(1) All options vest in five equal annual installments.

(2) The exercise price is the closing price of the Common Stock as of the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed annual rates of share price appreciation mandated by the Securities and Exchange Commission of 5% and 10% of the fair value of the Common Stock on the date of grant of the options, compounded annually from the date of the grant to the option expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent upon the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the values reflected will be achieved.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information regarding stock options exercised during Fiscal 1999 by executive officers of the Company named in the Summary Compensation Table.

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED           IN-THE-MONEY
                                   SHARES                          OPTIONS/SARS                OPTIONS/SARS
                                 ACQUIRED ON      VALUE        AT FISCAL YEAR-END(#)       AT FISCAL YEAR-END($)
NAME                             EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                             -----------   -----------   -------------------------   -------------------------
William B. Ruger...............       0           $0.00                      0/0                $0.00/0.00
William B. Ruger, Jr. .........       0            0.00           50,000/200,000                 0.00/0.00
Stephen L. Sanetti.............       0            0.00           40,000/160,000                 0.00/0.00
Erle G. Blanchard..............       0            0.00           40,000/160,000                 0.00/0.00

                        COMPANY STOCK PRICE PERFORMANCE

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
  Sturm, Ruger & Company, Inc., Standard & Poors 500 And Value Line Recreation
                                     Index
                     (Performance Results Through 12/31/99)
[LINE GRAPH]

                                                 STURM, RUGER & COMPANY,
                                                          INC.                STANDARD & POORS 500             RECREATION
                                                 -----------------------      --------------------             ----------
Dec 94                                                   100.00                      100.00                      100.00
Dec 95                                                   100.97                      137.50                      122.12
Dec 96                                                   148.77                      169.47                      136.91
Dec 97                                                   147.81                      226.03                      219.65
Dec 98                                                   100.73                      290.22                      265.47
Dec 99                                                    81.21                      349.08                      341.57

Assumes $100 invested at the close of trading 12/94 in Sturm, Ruger & Company, Inc. common stock, Standard & Poors 500, and Recreation Index.

*Cumulative total return assumes reinvestment of dividends.

                                                        Source: Value Line, Inc.

   Factual material is obtained from sources believed to be reliable, but the publisher
        is not responsible for any errors or omissions contained herein.

    The peer group in the above graph is the Value Line Recreation Industry.

                               PENSION PLAN TABLE

     Estimated Amounts of Annual Pension Payable from the Salaried Employees' Retirement Income Plan for the Participant's Life, Commencing During 1999 at Age 65

                                                                 YEARS OF CREDITED SERVICE
                HIGHEST 60-CONSECUTIVE-MONTH                  --------------------------------
                AVERAGE ANNUALIZED BASE PAY                   15 YEARS    20 YEARS    25 YEARS
                ----------------------------                  --------    --------    --------
$ 75,000....................................................  $11,783     $15,710     $19,638
 100,000....................................................   16,783      22,377      27,971
 125,000....................................................   21,783      29,043      36,304
 150,000....................................................   26,783      35,710      44,638

     All of the Company's salaried employees participate in the Sturm, Ruger & Company, Inc. Salaried Employees' Retirement Income Plan (the "Pension Plan"), which in general provides annual pension benefits at age 65 in an amount equal to: (i) 1 1/3% of the participant's final average salary (highest 60-consecutive-month average annualized base pay during the last 120 months of employment) less 0.65% of the participant's Social Security covered compensation, multiplied by (ii) the participant's years of credited service up to a maximum of 25 years.

     The pensions listed in the table above are not subject to any offset or deduction for Social Security or any other benefits.

     As of December 31, 1999, William B. Ruger, Jr. had more than 25 years of credited service, and Stephen L. Sanetti and Erle G. Blanchard each had 19 years of credited service. An indication of the average annualized base pay under the Pension Plan for these individuals can be found in the Salary column of the Summary Compensation Table.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

     Estimated Amounts of Annual Plan Benefit Payable from the Supplemental Executive Retirement Plan for the Participant's Life, Commencing During 1999 at Age 65

                                                                 YEARS OF CREDITED SERVICE
                                                              --------------------------------
AVERAGE ANNUAL COMPENSATION                                   15 YEARS    20 YEARS    25 YEARS
---------------------------                                   --------    --------    --------
$125,000....................................................  $ 6,753     $ 14,493    $ 22,232
 150,000....................................................   10,753       19,826      28,898
 175,000....................................................   14,753       25,159      35,565
 200,000....................................................   18,753       30,493      42,232
 225,000....................................................   23,453       36,759      50,065
 250,000....................................................   30,953       46,759      62,565
 300,000....................................................   45,953       66,759      87,565
 400,000....................................................   75,953      106,759     137,565

     The Sturm, Ruger & Company, Inc. Supplemental Executive Retirement Plan (the "SERP") is a nonqualified supplemental retirement plan for certain senior executives of the Company. Three of the executive officers who appear in the Summary Compensation Table, William B. Ruger, Jr., Stephen L. Sanetti and Erle
G. Blanchard participate in the SERP. The SERP provides an annual benefit beginning at age 65 in an amount equal to 2% of the participant's average annual compensation for each complete year of service with the Company up to a maximum of 50% of such average compensation. The annual benefit is reduced by the amount the participant is entitled to receive under the Pension Plan, and is further reduced by the amount of Social Security benefit the participant is entitled to receive commencing at age 65. The SERP benefit is payable as an annuity over the life of the participant, with 50% to continue for the life of the participant's surviving spouse after the participant's death.

     The average annual compensation shown in the above table includes the participant's base pay, bonuses and other compensation for the participant's highest consecutive 36 months of service (or, if the participant's service was less than 36 months, then for the entire period of service) as reported in the Summary Compensation Table, except that benefits received under the Salaried Employees' Profit Sharing Plan and taxable premiums paid by the Company for group term life insurance are excluded from the SERP compensation formula. The annual compensation upon which the SERP benefit is calculated is limited to $400,000. As of December 31, 1999, William B. Ruger, Jr. had more than 25 years of credited service, and Stephen L. Sanetti and Erle G. Blanchard each had 19 years of credited service. The estimated amounts presented above assume that the participant attained age 65 in 1999.

     John M. Kingsley, Jr., a Company Director who retired as Executive Vice President of the Company on December 31, 1996, received $135,036 in benefits from the SERP during 1999.

     The SERP provides that in the event of a change in control of the Company participants in pay status shall be entitled to receive a lump-sum payment equal to the present value of the participant's benefit. Those not in pay status shall become fully vested and generally, if terminated within three years of a change in control, become entitled to a lump-sum payment. The payment shall be computed based upon the participant's average compensation and years of service with the Company on the date of change in control (provided, however, that in the event of a change in control, the participant's years of service with the Company for purposes of computing the benefit amount shall not be less than ten). A change in control is defined to mean the effective date of one of the following events:
(i) sale or exchange of substantially all of the capital stock of the Company;
(ii) sale of substantially all of the assets of the Company; (iii) sale of substantially all of the capital stock of the Company owned of record and beneficially held by William B. Ruger and members of his family; or (iv) the merger or consolidation of the Company with or into one or more other corporations; and, in each of such four cases, the sale of stock or assets is to, or the exchange of stock is with, or the merger or consolidation is with or into one or more persons, firms or corporations which does not own at least 10% of the capital stock of the Company.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of February 1, 2000 the ownership of Common Stock by each person of record or known by the Company to own beneficially more than 5% of such stock.

                                                                 SHARES
                                                              BENEFICIALLY    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNED          CLASS
------------------------------------                          ------------    ----------
William B. Ruger............................................   4,814,896(1)     17.89%
  P.O. Box 447
  Newport, NH 03773
William B. Ruger, Jr. ......................................   6,896,000(2)     25.63%
  P.O. Box 293
  Newport, NH 03773
Carolyn R. Vogel............................................   5,022,000(3)     18.66%
  P.O. Box 906
  Harrisville, NH 03450
Ruger Business Holdings, L.P. ..............................   4,272,000(4)     15.88%
Ruger Management, Inc.
  Lacey Place
  Southport, CT 06490

---------------
(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which Mr. Ruger is the sole limited partner and Ruger Management, Inc. is the sole general partner. Ruger Management, Inc. is collectively owned by Mr. Ruger, William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger). Messrs. Ruger, Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 542,896 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.

(2) Includes 4,272,000 shares of Common Stock as disclosed in footnote (1) above. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr., and 1,824,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such 2,624,000 shares.

(3) Includes 4,272,000 shares of Common Stock as disclosed in footnote (1) above. Also includes 750,000 shares of Common Stock owned directly by Mrs. Vogel. Mrs. Vogel has sole investment and voting control with respect to such 750,000 shares.

(4) Represents the 4,272,000 shares of Common Stock disclosed in footnote (1) above.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of February 1, 2000 as to the number of shares of Common Stock beneficially owned by the Chief Executive Officer of the Company, each of the three most highly compensated executive officers of the Company other than the Chief Executive Officer, and all Directors and executive officers of the Company as a group. See ELECTION OF DIRECTORS above for such information with respect to each Director of the Company.

                                                                 SHARES
                                                              BENEFICIALLY    PERCENT OF
NAME OF BENEFICIAL OWNER*                                        OWNED          CLASS
-------------------------                                     ------------    ----------
William B. Ruger............................................   4,814,896(1)     17.89%
William B. Ruger, Jr. ......................................   6,896,000(2)     25.63%
Stephen L. Sanetti..........................................      32,002(3)        **
Erle G. Blanchard...........................................       6,000(4)        **
All Directors and executive officers as a group (6
  non-officer Directors, 3 Directors who are also executive
  officers and 2 other executive officers)..................   7,518,607        27.94%

---------------
  * The address of each of the executive officers named in this Security Ownership of Management table is c/o Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06490.

 ** Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which Mr. Ruger is the sole limited partner and Ruger Management, Inc. is the sole general partner. Ruger Management, Inc. is collectively owned by Mr. Ruger, William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger). Messrs. Ruger, Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 542,896 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.

(2) Includes 4,272,000 shares of Common Stock as disclosed in footnote (1) above. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr., and 1,824,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such 2,624,000 shares.

(3) Includes 2 shares owned by Mr. Sanetti's daughter.

(4) Mr. Blanchard owns these shares in joint tenancy with his spouse.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     The Company has concluded, based solely on a review of the copies of the
Section 16(a) report forms furnished to the Company, that with respect to the period from January 1, 1999 through December 31, 1999, all such forms were filed in a timely manner by the Company's officers, Directors and greater than ten percent beneficial owners.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1999, the Company paid Newport Mills, of which William B. Ruger, Jr. is the sole proprietor, $33,000 for storage rental. During 1999, the Company also paid Mr. Ruger, Jr. $18,000 for the rental of office space owned by Mr. Ruger, Jr. in Newport, New Hampshire.

     Stanley B. Terhune, a Director and former Vice President of the Company, serves as a consultant to the Company. For his services in this capacity, Mr. Terhune receives $100 per hour and during 1999 received a total of $112,434, including bonuses.

                        APPROVAL OF INDEPENDENT AUDITORS

     Ernst & Young LLP has served as the Company's independent auditors since 1967. Management recommends approval of the appointment of this firm to act as independent auditors for the 2000 fiscal year. During 1999, Ernst & Young LLP performed various professional services in connection with its audit of the financial statements of the Company, including services related to filings with the Securities and Exchange Commission, audits of certain employee benefit plan financial statements, attendance at Audit Committee meetings, review of Company tax returns, and consultation in connection with various business, accounting, and tax matters. Representatives of Ernst & Young LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     In order to be included in the proxy materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before November 27, 2000.

                                 OTHER MATTERS

     Management of the Company does not intend to present any business at the Meeting other than as set forth in Items 1 and 2 of the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on such matters.

     The Company, upon written request, will provide without charge to each person entitled to vote at the Meeting a copy of its Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 1999, including the financial statements and financial statement schedules. Such requests should be directed to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06490.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Leslie M. Gasper
                                          Corporate Secretary

                               DIRECTIONS TO THE
                          STURM, RUGER & COMPANY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                      THURSDAY, MAY 11, 2000 AT 10:30 A.M.
                                     AT THE
                           LAKE SUNAPEE COUNTRY CLUB
                             100 COUNTRY CLUB LANE
                        NEW LONDON, NEW HAMPSHIRE 03257
                                 (603) 526-6040

FROM NEW YORK (APPROXIMATELY 5 HOURS BY CAR) --

     1) Take Interstate 95 North to Interstate 91 North in New Haven,
        Connecticut.

     2) Follow I-91 through Massachusetts to Interstate 89 at White River Junction, Vermont.

     3) Take I-89 South to Exit 11. Turn left at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

     4) Turn right into entrance; proceed approximately 1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

FROM BOSTON (APPROXIMATELY 1 3/4 HOURS BY CAR) --

     1) Take Interstate 93 North from Boston to Interstate 89 North in Concord, New Hampshire.

     2) In Concord, take I-89 North to Exit 11. Turn right at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

     3) Turn right into entrance; proceed approximately 1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

FROM MANCHESTER AIRPORT (APPROXIMATELY 1 HOUR BY CAR) --

     1) When leaving Manchester Airport, turn right onto Brown Street (residential). Go right onto Route 293/101 East, then left to Interstate 93 North toward Concord, New Hampshire.

     2) In Concord, take Interstate 89 North to Exit 11. Turn right at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

     3) Turn right into entrance; proceed approximately 1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

--------------------------------------------------------------------------------
PROXY                                                                      PROXY
                          STURM, RUGER & COMPANY, INC.
                    LACEY PLACE, SOUTHPORT, CONNECTICUT 06490


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2000


         The undersigned hereby appoints William B. Ruger, William B. Ruger, Jr., and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the "Company"), held of record by the undersigned on March 15, 2000 at the Annual Meeting of Stockholders to be held on May 11, 2000 or any adjournment or postponement thereof.

         The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of all directors and for Proposal 2. Please sign exactly as name appears on other side of this proxy form.


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                          STURM, RUGER & COMPANY, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY 0

[                                                                              ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSALS:


1.  ELECTION OF NINE DIRECTORS -                                   FOR ALL   WITHHOLD ALL  FOR ALL (Except Nominee(s) written below)
    Nominees: William B. Ruger, William B. Ruger, Jr.               0            0            0 ___________________________________
    Stephen L. Sanetti, Richard T. Cunniff, Townsend Hornor,
    Paul X. Kelley, John M. Kingsley, Jr., James E. Service and
    Stanley B. Terhune.

2.  Proposal to approve the appointment of Ernst & Young           FOR       AGAINST       ABSTAIN
    LLP as the independent auditors of the Company for the          0            0            0
    2000 fiscal year.

3.  In their discretion, the Proxies are authorized                FOR       AGAINST       ABSTAIN
    to vote upon such other business as may                         0            0            0
    properly come before the meeting.

                          Dated:         __________________________________,2000
                          Signature(s):  ______________________________________
                          _____________________________________________________


                         When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY                                                                      PROXY
                          STURM, RUGER & COMPANY, INC.
                    LACEY PLACE, SOUTHPORT, CONNECTICUT 06490


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2000


         The undersigned hereby appoints William B. Ruger, William B. Ruger, Jr., and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the "Company"), held of record by the undersigned on March 15, 2000 at the Annual Meeting of Stockholders to be held on May 11, 2000 or any adjournment or postponement thereof.

         The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of all directors and for Proposal 2. Please sign exactly as name appears on other side of this proxy form.


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                          STURM, RUGER & COMPANY, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY 0

[                                                                              ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSALS:


1.  ELECTION OF NINE DIRECTORS -                                   FOR ALL   WITHHOLD ALL  FOR ALL (Except Nominee(s) written below)
    Nominees: William B. Ruger, William B. Ruger, Jr.               0            0            0 ___________________________________
    Stephen L. Sanetti, Richard T. Cunniff, Townsend Hornor,
    Paul X. Kelley, John M. Kingsley, Jr., James E. Service and
    Stanley B. Terhune.

2.  Proposal to approve the appointment of Ernst & Young           FOR       AGAINST       ABSTAIN
    LLP as the independent auditors of the Company for the          0            0            0
    2000 fiscal year.

3.  In their discretion, the Proxies are authorized                FOR       AGAINST       ABSTAIN
    to vote upon such other business as may                         0            0            0
    properly come before the meeting.

                          Dated:         __________________________________,2000
                          Signature(s):  ______________________________________
                          _____________________________________________________


                         When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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